Exhibit 10.14
Amendment to
Corporate Purchase Agreement
Contract No. 2171-080101
(“CPA”)
     This Amendment to Corporate Purchase Agreement — Contract No. 2171-080101 (this “Amendment”) is made effective September 1, 2004, between SMART Modular Technologies, Inc. (“SMART”) and Hewlett Packard Company (“HP”).
     WHEREAS, HP acquired Compaq Computer Corporation (“Compaq”); and
     WHEREAS, HP and SMART desire to amend certain terms and conditions of the CPA dated May 1, 2001, between Compaq and SMART.
     Therefore, SMART and HP agree to amend the CPA as follows:
1. Preamble.
     a. Hewlett Packard Company, a Delaware corporation (“HP”) shall replace Compaq Computer Corporation, a Delaware corporation (“Compaq”).
     b. 4211 Starboard Drive shall replace 4305 Cushing Parkway.
     c. Insert and named affiliates after the word “Subsidiaries”.
2. Section 4.1. Four (4) years and four (4) months shall replace three (3) years in the 1st and 2nd sentences.
3. Section 7.6. Insert the following two sentences at the end of the paragraph: Change orders for Product quantities and schedule dates above only apply to Product manufactured by SMART. For Products manufactured by other OEM suppliers, but for which SMART provides kitting and/or logistics services, change orders for rescheduling will be accepted if SMART receives change orders at least one business day before the scheduled ship date and the revised ship date is within 90 calendar days of the original ship date. Change orders for cancellations will be accepted by SMART if HP and its other OEM suppliers directly negotiate and agree on such cancellations.
4. Section 7.10. Replace it entirely with the following: Within twelve (12) months of the date in which HP receives SMART-manufactured Product, HP may request the return, at HP’s expense, of unused standard SMART-manufactured Product to SMART for credit. Product may be returned and credited at a then negotiated price.
5. Section 12.1. Insert the following two sentences at the end of the paragraph: Product warranties above only apply to Product manufactured by SMART. For Products manufactured by other OEM suppliers, but for which SMART provides kitting and/or logistic services, a pass-through warranty from the respective OEM supplier shall apply.
6. Section 17.1. Remove the word “Associate”.
7. Exhibits A, B, C, E, F, G and I. The attached Exhibits A, B, C, E, F, G and I shall replace the existing ones.
8. All other terms and conditions in the CPA shall remain in full force and effect.

Hewlett Packard Company		SMART Modular Technologies, Inc.

By:	/s/ Stephen A Decker	By:	/s/ Jack Pacheco
Name:	Stephen A Decker	Name:	Jack Pacheco
Title:	Procurement Director	Title:	VP / CFO

EXHIBIT A
Subsidiaries and Named Affiliates
SMART Modular Technologies, Inc.
4211 Starboard Drive
Fremont, CA 94538
Regional subsidiaries and named affiliates:
SMART Modular Technologies (Europe) Limited
Unit 312 and 312A
Nasmyth Building
Scottish Enterprise Technology Park
East Kilbride
G75 0QD
SMART Modular Technologies Sdn. Bhd (458945-M)
Plot 18, Lorong Jelawat 4
Kawasan Perindustrian
Seberang Jaya, 13700
Prai, Penang, Malaysia
SMART Modular Technologies (Puerto Rico) Inc.
Industrial Park
Street 115, KM 22.6
Aguada, Puerto Rico 00602 USA
Dominican Branch:
Edificio Antiguo GFS
Zona Franca San Isidro
Carrerera San Isidro, KM 17
Santo Domingo, Dominican Republic
Brazilian Branch:
Rodovia Presidente Dutra, KM 214
Portaria 2 — Bloco 4
07210-901- Guarulhos — SP
Brasil

EXHIBIT B
PRODUCTS, PRICING AND LEADTIME SCHEDULE:
B.1. Product Pricing Procedures
1.	HP Contract Pricing Model: Applies to high volume, mainstream and New Product Introductions SKUs as agreed upon quarterly by HP and SMART. Pricing is as necessary to reflect memory supplier pricing changes in the Options Pricing Matrix

2.	Modules are loaded into the pricing matrix at HP current contract price with the respective memory suppliers.

3.	HP does not provide price protection beyond the reconciliation process as defined in B.2.7. unless HP in writing directs SMART to position material as a “Risk-Build” or “Strategic-Buy” in SMART’s inventory. Any further price protection is handled on a case-by-case basis and both parties must agree to terms in writing.

4.	All Memory Option SKUs carry a flat service fee equal to 3.0% of module level-costs.

5.	See Exhibit I for rebate requirements based on number of memory modules built by Smart.

6.	Price Effective Date. Following a DRAM / Module pricing change, SMART will be price protected by HP for 2 full working days (excluding weekends) in order to position material in inventory and WIP.

7.	Reconciliation. There is no change to the reconciliation process as defined in B.2.7. Prices are fixed per the above agreement.

B2. Reconcile Formulas

Supplier A	Supplier B	Formulas
$A with A% Allocation	$B with B% Allocation	Weighted Average Price = Wt Avg. = $A * A% + $B * B%
$A>Wt Avg.	$B < Wt Avg.	Smart purchase from A, Smart credited $A — Wt Avg.
$A > Wt Avg.	$B < Wt Avg.	Smart purchase from B, HP credited Wt Avg. — $B
Wt Avg. < spot	Wt Avg. < spot	Smart purchase from spot, Smart credited spot — Wt Avg.
spot < Wt Avg.	spot >= $B	Smart purchase from spot, Smart credited 1/2 * (Wt Avg. — spot)
$A > $B > Spot	2 * $B — Wt Avg. < spot	Smart purchase from spot, HP credited Wt Avg. — $B + 1/2 * ($B -
$A > $B > Spot	2*$B-Wt Avg. >= spot	Smart Purchase from spot, HP credited 1/2 * (Wt Avg. — spot)
Purchase Price:
B2.1.	“HP’s Contract Price” shall be defined as the contract pricing for semiconductor memory devices and memory modules as documented by HP to Smart Modular.

B2.2.	The parties shall reconcile the amounts owed due for the previous month based on the formulas in Table B2: Reconcile Formulas using the reconciliation report as identified in Exhibit J: Reports.

B2.3.	HP reserves the right to make changes to the Approve HP Contract Suppliers for this Agreement.

B2.4.	HP will be responsible for providing Smart Modular with the HP Approved Vendor List (AVL) and for providing Smart Modular with updates to the AVL as corrections and additions are made every 2 weeks.

B2.5.	The “Spot” price shall be defined as the price Smart Modular pays for semiconductor memory devices from the “spot” market.

B2.6.	Smart Modular further agrees to provide price in US$ as per Section 14.2 of the CPA.

B2.7.	Reconciliation formulas in Table B.2. shall use the below procedures when more information is needed.
B2.7.1	Reconciliation applies to Fremont and Scotland shipments only. R-Block transactions are excluded from Reconciliation process.

B2.7.2	Modules purchased which are based on a purchased module kit cost are reconciled using the formula in Table B.2. based on the order date.

B2.7.3	For Modules purchased which are not based on a purchased module kit cost, are reconciled based on the order date.

B3. Worldwide Memory Option Kitting Cost

	Total Cost	Total Cost
Kitting Assembly	(ISS)	(non-ISS)
1 Module per Kit	$2.27	$2.12
2 Modules per Kit	$2.50	$2.32
4 Modules per Kit	$3.15	$2.95

EXHIBIT C
SPECIFICATIONS
HP’s Memory Module specifications shall be provided to Smart Modular upon release. For each device specification the following referenced specifications shall apply and are listed below.

SPECIFICATION
NUMBER	PROCEDURE & SPECIFICATION DESCRIPTION
HP PART NUMBER	MEMORY DEVICE SOURCE CONTROL DRAWING
CU-105075CL	Procedure, Tape & Reel Packaging for Surface Mountable Components
CU-106797J	Standard Marking Requirements, Custom Large Scale Integrated Device
CU-114971C	Procedure, IC Fabrication, Assembly, Packaging, and Test Process Change Notification
CU-137063-N	Specification, Bar Code Rev. N
CU-109329CM	Specification, Packaging, Device Tray, SMT Components
CU-106350DC	Procedure, Specification, Package Outlines

EXHIBIT E
QUALITY PROCESSES AND MANAGEMENT HANDBOOK
Smart Modular agrees that all of its part numbers, processes, and manufacturing sites relating to products in this Agreement shall be certified as deemed necessary by HP using HP’s Five Step Process and HP’s World Class Supplier Process (W.C.S.P.) tools.
In addition, Smart Modular’s Management Handbook (80py00l rev K) is attached. Subsequent revisions to the Quality Manual will be submitted for HP’s review and insertion into this Agreement as per Section 9.4.

EXHIBIT F
FORECAST PLAN
HP shall provide a monthly forecast of its fiscal quarter Material Positioning Plan to SMART at the beginning of each month and as necessary to allow for significant changes in the forecast(s). Significant changes shall mean any increases or decreases greater than 20% of previous forecast.

EXHIBIT G
AUTHORIZED HP AFFILIATES AND SUBCONTRACTORS
HP Authorized Affiliates Include:
Hewlett Packard Company — Houston
20555 State Highway 249
Houston, TX 77269-2000
HP Computer Manufacturing Ltd.
Erskine Ferry Road
Bishopton
Renfrewshire, Scotland PA7-5PP
HP Asia Pte Ltd.
1 Yishun Avenue 7
Singapore 2776
Q-Hub/CA HP Distribution
1220 S, Baker
Ontario, CA 91761
Q-Hub/NE HP Distribution
13900 Chalco Valley Parkway
Omaha, NE 68138
Q-Hub/IN HP Distribution
7520 Georgetown Road
Indianapolis, IN 46268
HP Authorized Sub-Contractors:
HP’s authorized Sub-Contractors will be identified from time to time by HP in a specific letter of authorization of limited duration and scope. Smart Modular reserves the right to assess the credit worthiness of sub-contractors whose credit standing is not guaranteed by HP.

EXHIBIT I
REBATE STRUCTURE
Rebate Structure based on number modules built by Smart per quarter. Smart will report number of modules built on a monthly basis to HP.
Quarters defined by Smart’s fiscal year: Sep-Nov, Dec-Feb, Mar-May, Jun-Aug.
The incentive to HP for modules built by Smart, per quarter, is as follows:
•	Additional 0.15% Service fee rebate if > 200K ISS units are built by Smart WW

•	Additional 0.20% Service fee rebate if > 250K ISS units are built by Smart WW

•	Additional 0.25% Service fee rebate if > 300K ISS units are built by Smart WW